PREFERRED INCOME MANAGEMENT FUND
INCORPORATED

Dear Shareholder:

     The Preferred Income Management Fund has stayed on track very well in the first three quarters of fiscal 1996 despite the weak bond market. The return on net asset value ("NAV") was 4.2% over the first nine months, and the Fund's dividend rate was increased in May. Furthermore, the market price of the shares recently hit a new high for the past twelve months as the discount from NAV narrowed.

     Rapidly rising interest rates underscore the value of the Fund's hedging strategy. On August 31, 1996 the Fund's NAV was essentially unchanged from mid-February when the bond market started its fall. The decline in the value of the Fund's holdings of preferred stocks caused by rising interest rates was offset by gains on our hedges. Normally we would expect the NAV to decline moderately under these conditions because the "safety net" of our hedges was initially set slightly below the market (i.e., our put options on Treasury bond futures were "out-of-the-money"). However, we also benefited from our preferred stock holdings generally outperforming the Treasury bonds on which our hedges are based.

     Preferred stocks took a "breather" in the latest quarter as the market absorbed the liquidation of a large institutional portfolio. Nonetheless, we still see "creeping scarcity" of traditional preferreds eligible for the intercorporate Dividends Received Deduction. As discussed in our previous letters, there is a strong tax motivation for issuers to retire such preferreds.

     In the last few months, the discount of the market price of the Fund's shares from their NAV has generally narrowed from around 15% earlier this year. The strong NAV performance of the Fund and the increased dividend rate have probably helped. We have also made a serious effort to draw the Fund's accomplishments to the attention of securities analysts and investment publications. At this moment, the discount is approximately 4%, although it can be erratic from week to week.

     On September 19, 1996, a Schedule 13D was filed with the Securities and Exchange Commission indicating that just over 10% of the Fund's common stock had been acquired by Horejsi Enterprises, Inc., a Salina, Kansas firm engaged in the welding and bulk gas businesses. Obviously, these purchases have also been a factor in the market price performance of the Fund's shares, and they account for the unusually high recent trading volume.

     The Fund will probably be able to make a special year-end distribution this December. To date, realized capital gains have exceeded losses available to offset them, due in part to the success of our hedges. To the extent that any year-end distribution is attributable to capital gains, it will not qualify for the Dividends Received Deduction available to corporate investors. Of course, the year is not over, and the situation could change.

     The Preferred Income Management Fund is intended to be an alternative to bond funds for investors who want less exposure to fluctuating interest rates than is normally associated with fixed income investments. It's working!

                                          Sincerely,

                                          /s/ Robert T. Flaherty

                                          Robert T. Flaherty
                                          Chairman of the Board
September 25, 1996

-----------------------------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1996 (UNAUDITED)
------------------------------------------

                                                                                            PERCENT
                                                                                VALUE       OF TOTAL
                                                                               (000'S)     NET ASSETS
                                                                              ---------    ----------
ADJUSTABLE RATE PREFERRED STOCK
     Utilities.............................................................    $ 14,753         7.0%
     Banking...............................................................      43,963        20.7
                                                                               --------       -----
          Total Adjustable Rate............................................      58,716        27.7
                                                                               --------       -----
FIXED RATE PREFERRED STOCK
     Utilities.............................................................      79,987        37.7
     Banking...............................................................      30,575        14.4
     Financial Services....................................................      13,906         6.6
     Industrial............................................................       6,969         3.3
     Insurance.............................................................       4,727         2.2
                                                                               --------       -----
          Total Fixed Rate.................................................     136,164        64.2
                                                                               --------       -----
TOTAL PREFERRED STOCK......................................................     194,880        91.9
COMMON STOCK
     Utilities.............................................................       3,942         1.8
OTHER SECURITIES...........................................................       7,535         3.6
COMMERCIAL PAPER...........................................................         367         0.2
PURCHASED PUT OPTIONS......................................................       3,732         1.8
                                                                               --------       -----
TOTAL INVESTMENTS..........................................................     210,456        99.3
OTHER ASSETS AND LIABILITIES (NET).........................................       1,512         0.7
                                                                               --------       -----
          TOTAL NET ASSETS.................................................    $211,968       100.0%
                                                                               ========       =====


FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                                                                   DIVIDEND
                                                    DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                      PAID         VALUE       CLOSING PRICE       PRICE(1)
                                                    --------     ---------     -------------     ------------
December 29, 1995................................    $0.082        $14.31         $12.375           $12.38
January 31, 1996.................................     0.082         14.34          12.500            12.56
February 29, 1996................................     0.082         14.06          12.250            12.28
March 29, 1996...................................     0.082         14.19          12.000            12.03
April 30, 1996...................................     0.082         14.14          12.250            12.21
May 31, 1996.....................................     0.087         14.35          12.375            12.39
June 28, 1996....................................     0.087         14.42          12.750            12.76
July 31, 1996....................................     0.087         14.32          13.125            13.14
August 30, 1996 .................................     0.087         14.26          13.125            13.15

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

------------------------------------------------------------------------------------------------------------------------
                                                                           Preferred Income Management Fund Incorporated
                                                                                   STATEMENT OF CHANGES IN NET ASSETS(1)
                                                                           NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                           ---------------------------------------------

OPERATIONS:
    Net investment income.................................................................................  $ 10,019,972
    Net realized gain on investments sold.................................................................     8,573,181
    Net unrealized depreciation of investments during the period..........................................   (11,712,672)
                                                                                                            ------------
        Net increase in net assets from operations........................................................     6,880,481
DISTRIBUTIONS:
    Dividends paid from net investment income to Money Market Cumulative
      Preferred(TM) Stock Shareholders....................................................................    (2,601,822)
    Dividends paid from net investment income to Common Stock Shareholders................................    (7,137,931)
                                                                                                            ------------
        Net decrease in net assets........................................................................    (2,859,272)
NET ASSETS:
    Beginning of period...................................................................................   214,827,084
                                                                                                            ------------
    End of period.........................................................................................  $211,967,812
                                                                                                            ============

                                                                                                 FINANCIAL HIGHLIGHTS(1)
                                                                           NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                   FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                   -----------------------------------------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period..................................................................  $      14.54
                                                                                                            ------------
    Net investment income.................................................................................          1.06
    Net realized gain and unrealized depreciation on investments..........................................         (0.32)
                                                                                                            ------------
    Net increase in net asset value resulting from investment operations..................................          0.74
DISTRIBUTIONS:
    Dividends declared to Money Market Cumulative Preferred(TM) Stock Shareholders........................         (0.28)
    Dividends paid from net investment income.............................................................         (0.76)
    Change in accumulated undeclared dividends on Money Market Cumulative Preferred(TM) Stock.............          0.02
                                                                                                            ------------
    Total from distributions..............................................................................         (1.02)
                                                                                                            ------------
    Net asset value, end of period........................................................................  $      14.26
                                                                                                            ============
    Market value, end of period...........................................................................  $     13.125
                                                                                                            ============
    Net assets, end of period.............................................................................  $211,967,812
                                                                                                            ============
    Common shares outstanding, end of period..............................................................     9,416,743
                                                                                                            ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income.................................................................................          7.54%*
    Operating expenses....................................................................................          1.85%*
    Portfolio turnover rate...............................................................................            77%

---------------

(1) These tables summarize the nine months ended August 31, 1996 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1995.
  * Annualized.

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       Morgan Gust
       Robert F. Wulf

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                    (FDISG)
                      P.O. Box 1376
                      Boston, MA 02104
                      1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                    [LOGO]

                                   Quarterly
                                     Report



                                August 31, 1996